                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 2, 1998


               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)



      STATE OF WASHINGTON                  0-16063               91-1318471
-------------------------------          -----------         -------------------
  (State or other jurisdiction           (Commission           (IRS Employer
       of incorporation)                 File Number)        Identification No.)



                      NORTHLAND COMMUNICATIONS CORPORATION
                          3600 WASHINGTON MUTUAL TOWER
                  1201 THIRD AVENUE, SEATTLE, WASHINGTON 98101
       -----------------------------------------------------------------
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (206) 621-1351
                                                           --------------


                                      N.A.
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)


This filing contains _________ pages. Exhibits Index appears on page _________.

                                                                                 Sequentially
                                                                                   Numbered
                                                                                     Page
                                                                                 ------------


Item 7.     Financial Statements and Exhibits
            Financial Statements, Pro Forma

(a)         Financial Statements of Aiken I
            -------------------------------
            Cable Systems (a component of Robin Cable Systems, L.P.)
            --------------------------------------------------------------

            For the Years Ended 1996, 1995 and 1994 and for the Nine
               Months Ended September 30, 1997 and 1996 (unaudited)

               Report of Independent Accountants

               Balance Sheet as of December 31, 1996 and 1995
                 and as of September 30, 1997 (unaudited)

               Statement of Operations for the Years Ended
                 December 31, 1996, 1995 and 1994 and for the Nine Months
                 Ended September 30, 1997 and 1996 (unaudited)

               Statement of Changes in Equity for the Years Ended
                 December 31, 1996, 1995 and 1994 and for the Nine Months
                 Ended September 30, 1997 (unaudited)

               Statement of Cash Flows for the Years Ended
                 December 31, 1996, 1995 and 1994 and for the Nine Months
                 Ended September 30, 1997 and 1996 (unaudited)

               Notes to Financial Statements

            Financial Statements of Bennetsville
            ------------------------------------
            Cable System (a component of InterMedia Partners of Carolina, L.P.)
            --------------------------------------------------------------------

            For the Years Ended 1996, 1995 and 1994 and for the Nine
               Months Ended September 30, 1997 and 1996 (unaudited)

               Report of Independent Accountants

               Balance Sheet as of December 31, 1996 and 1995
                 and as of September 30, 1997 (unaudited)

               Statement of Operations for the Years Ended
                 December 31, 1996, 1995 and 1994 and for the Nine Months
                 Ended September 30, 1997 and 1996 (unaudited)

               Statement of Changes in Equity for the Years Ended
                 December 31, 1996, 1995 and 1994 and for the Nine Months
                 Ended September 30, 1997 (unaudited)

               Statement of Cash Flows for the Years Ended
                 December 31, 1996, 1995 and 1994 and for the Nine Months
                 Ended September 30, 1997 and 1996 (unaudited)

               Notes to Financial Statements


(b)         Pro Forma Financial Statements
            ------------------------------

            Introduction

            Pro Forma Unaudited Statement of Operations for the Nine Months Ended September 30, 1997

            Pro Forma Unaudited Balance Sheet as of
            September 30, 1997

            Pro Forma Unaudited Statement of Operations for the Year Ended December 31, 1996

            Notes to the Pro Forma Unaudited Financial
            Statements

(c)         Exhibits

            NONE


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NORTHLAND CABLE PROPERTIES SIX
                                    LIMITED PARTNERSHIP

                                   BY: Northland Communications Corporation,
                                       Managing General Partner



Dated: 3/13/1998                   BY: /s/  GARY S. JONES
                                      --------------------------------
                                            Gary S. Jones
                                           (Vice President)

AIKEN I CABLE SYSTEMS
(A COMPONENT OF ROBIN CABLE SYSTEMS, L.P.)
FINANCIAL STATEMENTS
DECEMBER 31, 1996 AND 1995

                         REPORT OF INDEPENDENT ACCOUNTANTS


To The Partners of
Robin Cable Systems, L.P.

In our opinion, the accompanying balance sheets and the related statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of Aiken I Cable Systems, a component of Robin Cable Systems, L.P., at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Robin Cable Systems, L.P.'s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP

San Francisco, California
October 24, 1997

AIKEN I CABLE SYSTEMS
(A COMPONENT OF ROBIN CABLE SYSTEMS, L.P.)

BALANCE SHEET (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                 SEPTEMBER 30,
                                                     1997         DECEMBER 31,
                                                  (UNAUDITED)   1996       1995
ASSETS
Accounts receivable, net of allowance for doubtful
  accounts of $11 (unaudited), $21 and $15          $  123     $  112     $  102
Receivables from related parties                        --         --         37
Prepaids and other current assets                        4          5          1
                                                    ------     ------     ------

Total current assets                                   127        117        140

Intangible assets, net                                 284        362        468
Property and equipment, net                          3,286      2,875      2,548
Other assets                                             3          8          7
                                                    ------     ------     ------

Total assets                                        $3,700     $3,362     $3,163
                                                    ======     ======     ======

LIABILITIES AND SYSTEMS' EQUITY
Accounts payable and accrued liabilities            $  334     $  403     $  336
Deferred revenue                                        65         51         44
Payables to related parties                              2         11         --
                                                    ------     ------     ------

Total current liabilities                              401        465        380

Non-current liabilities                                 44         --         --
                                                    ------     ------     ------

Total liabilities                                      445        465        380
                                                    ------     ------     ------

Commitments and contingencies (Note 8)

Equity                                               3,255      2,897      2,783
                                                    ------     ------     ------

Total liabilities and equity                        $3,700     $3,362     $3,163
                                                    ======     ======     ======


                 See accompanying notes to financial statements.

AIKEN I CABLE SYSTEMS
(A COMPONENT OF ROBIN CABLE SYSTEMS, L.P.)

STATEMENT OF OPERATIONS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                      FOR THE NINE MONTHS ENDED           FOR THE YEAR ENDED
                                            SEPTEMBER 30,                    DECEMBER 31,
                                         1997         1996         1996         1995         1994
                                            (UNAUDITED)
REVENUES
Basic and cable services                $ 1,416      $ 1,344      $ 1,795      $ 1,733      $ 1,579
Pay services                                267          276          366          367          355
Other services                              187          145          195          235          287
                                        -------      -------      -------      -------      -------

                                          1,870        1,765        2,356        2,335        2,221
                                        -------      -------      -------      -------      -------

OPERATING EXPENSES

Program fees                                309          338          461          431          352
Other direct expenses                       191          148          190          285          298
Depreciation and amortization               345          432          559          593          879
Selling, general and administrative         461          487          601          727          584
   expenses                                  76           75          101           98           68
                                        -------      -------      -------      -------      -------
Management and consulting fees

                                          1,382        1,480        1,912        2,134        2,181
                                        -------      -------      -------      -------      -------

Income from operations                      488          285          444          201           40
                                        -------      -------      -------      -------      -------

OTHER INCOME (EXPENSE)

Other income                                  3            3            4           --           --
Other expense                                (2)          (1)         (17)          (7)          (7)
                                        -------      -------      -------      -------      -------

                                              1            2          (13)          (7)          (7)
                                        -------      -------      -------      -------      -------

NET INCOME                              $   489      $   287      $   431      $   194      $    33
                                        -------      -------      -------      -------      -------


                 See accompanying notes to financial statements.

AIKEN I CABLE SYSTEMS
(A COMPONENT OF ROBIN CABLE SYSTEMS, L.P.)

STATEMENT OF CHANGES IN EQUITY (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                         EQUITY
Balance at December 31, 1993                                            $ 3,320
Net income                                                                   33
Net distributions to parent                                                (780)
                                                                        -------

Balance at December 31, 1994                                              2,573
Net income                                                                  194
Net contributions from parent                                                16
                                                                        -------

Balance at December 31, 1995                                              2,783
Net income                                                                  431
Net distributions to parent                                                (317)
                                                                        -------

Balance at December 31, 1996                                              2,897
Net income (unaudited)                                                      489
Net distributions to parent (unaudited)                                    (131)
                                                                        -------

Balance at September 30, 1997 (unaudited)                               $ 3,255
                                                                        -------


                 See accompanying notes to financial statements.

AIKEN I CABLE SYSTEMS
(A COMPONENT OF ROBIN CABLE SYSTEMS, L.P.)

STATEMENT OF CASH FLOWS (IN THOUSANDS)
--------------------------------------------------------------------------------


                                                        FOR THE NINE MONTHS ENDED            FOR THE YEAR ENDED
                                                               SEPTEMBER 30,                    DECEMBER 31,
                                                            1997         1996         1996         1995         1994
                                                         (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                              $   489      $   287      $   431      $   194      $    33
   Adjustments to reconcile net income
     to cash flows from operating
     activities:
       Depreciation and amortization                           345          432          559          593          879
       Loss on disposal of
         fixed assets                                           --           --           15           --           --
       Changes in assets and liabilities:
         Accounts receivable                                   (11)         (14)         (10)         (30)          14
         Receivables from related parties                       --           31           37          (37)           2
         Prepaids and other current
           assets                                                1           (2)          (4)           1           --
         Other assets                                            5           (1)          (1)          --            3
         Accounts payable and
           accrued liabilities                                 (69)          (9)          67           28           20
         Deferred revenue                                       14            5            7            5            2
         Payables to related parties                            (9)          --           11          (22)          22
         Non-current liabilities                                44            1           --           --           --
                                                           -------      -------      -------      -------      -------

   Cash flows from operating activities                        809          730        1,112          732          975
                                                           -------      -------      -------      -------      -------

CASH FLOWS USED BY INVESTING ACTIVITIES-
   Purchases of property and equipment                        (678)        (314)        (795)        (748)        (195)
                                                           -------      -------      -------      -------      -------

CASH FLOWS (USED BY)/PROVIDED BY FINANCING ACTIVITIES-
   Net (distributions)/contributions to/from parent           (131)        (416)        (317)          16         (780)
                                                           -------      -------      -------      -------      -------

Net increase in cash                                            --           --           --           --           --

Cash at beginning of period                                     --           --           --           --           --
                                                           -------      -------      -------      -------      -------

Cash at end of period                                      $    --      $    --      $    --      $    --      $    --
                                                           -------      -------      -------      -------      -------





                 See accompanying notes to financial statements.

AIKEN I CABLE SYSTEMS
(A COMPONENT OF ROBIN CABLE SYSTEMS, L.P.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)
--------------------------------------------------------------------------------

1.   BASIS OF PRESENTATION

     TRANSACTION

     On August 27, 1997, Robin Cable Systems, L.P. ("RCS") and InterMedia Partners of Carolina, L.P. ("IP of Carolina"), together referred to as the "Partnerships," entered into an Asset Purchase and Sale Agreement (the "Agreement") with Northland Cable Television, Inc. ("NCTV"), which provides for the sale of certain of the Partnerships' cable television systems located in South Carolina. The sale is expected to be consummated in early January 1998. The Partnerships are affiliated through common ownership by the Partnerships' parent company, InterMedia Partners, a California limited partnership ("IP"). None of the systems, either individually or collectively, comprise a separate legal entity, but rather comprise three distinct operating units within the Partnerships. RCS is selling its cable television systems serving subscribers located in Allendale, Barnwell, Bamberg, Aiken, Edgefield, McCormick, Saluda and Ware Shoals (the "Aiken Systems"). IP of Carolina is selling its cable television systems serving subscribers in Bennetsville (the "Bennetsville Cable System") and Greenwood (the "Greenwood Cable System").

     NCTV has entered into an assignment agreement (the "Assignment Agreement") with an affiliate, Northland Cable Properties Six Limited Partnership ("NCP Six"). The Assignment Agreement assigns, immediately upon the close of the asset purchase described above, certain assets of the Aiken Systems serving subscribers in Allendale, Barnwell and Bamberg (the "Aiken I Cable Systems") and the Bennetsville Cable System to NCP Six. NCTV will retain the remaining assets of the Aiken Systems serving subscribers in Aiken, Edgefield, McCormick, Saluda and Ware Shoals (the "Aiken II Cable Systems") and the Greenwood Cable System. NCTV and NCP Six require separate financial statements for each of these businesses being acquired. Accordingly, these carve-out financial statements of the Aiken I Cable Systems have been prepared.

     PRESENTATION

     The accompanying financial statements represent the results of operations of the business associated with the Aiken I Cable Systems and the related assets used and liabilities incurred in the business. Throughout the periods covered by the financial statements, the operations of the Aiken I Cable Systems were conducted and accounted for as part of the Aiken Systems. These financial statements have been carved-out from the historical accounting records of RCS.

     CARVE-OUT METHODOLOGY

     Service revenues, program fees, depreciation and amortization can be directly attributed to the Aiken I Cable Systems, while other direct expenses, selling, general and administrative expenses and management and consulting fees have been allocated to the Aiken I Cable Systems as described below. RCS management believes the bases used for the allocations are reasonable. However, these allocations are not necessarily indicative of the costs and expenses that would have resulted if the Aiken I Cable Systems had been operated as a separate entity and are not necessarily indicative of future operating results.

     Other direct expenses and selling, general and administrative expenses are directly incurred by the Aiken Systems and have been allocated based principally on relative basic subscriber percentages between the Aiken I Cable Systems and the Aiken II Cable Systems. Such expenses include employee and related employee benefit costs, professional services, supplies, occupancy costs, repair

AIKEN I CABLE SYSTEMS
(A COMPONENT OF ROBIN CABLE SYSTEMS, L.P.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)
--------------------------------------------------------------------------------

     and maintenance and other costs included in other direct expenses, and marketing, communications, data processing, professional services and overhead expenses included in selling, general and administrative expenses. As more fully described in Note 6 - "Related Party Transactions", certain administrative services are provided by a related party and are charged to all affiliates based on relative basic subscriber percentages.


     Management and consulting fees represent an allocation of management fees charged by InterMedia Capital Management, a California limited partnership ("ICM"), the former general partner of IP, (see Note 10 - "Subsequent Events"). These fees are charged at a fixed amount pursuant to a management agreement, initially determined by reference to IP's total contributed capital. These fees have been allocated based upon the allocated contributed capital of the Aiken I Cable Systems as compared to total contributed capital of all of the RCS systems. Also, as more fully described in Note 6 - "Related Party Transactions," certain administrative services are provided by a related party at cost and are charged to all affiliates based on relative subscriber percentages.

     Generally, assets and liabilities can be directly attributed to the Aiken I Cable Systems. Certain prepaids, other assets and accrued liabilities were allocated based on relative basic subscriber percentages; such amounts will be retained by RCS.

     CASH AND INTERCOMPANY ACCOUNTS

     Under RCS's centralized cash management system, cash requirements of its individual operating units were generally provided directly by RCS and the cash generated or used by the Aiken I Cable Systems was transferred to/from RCS, as appropriate, through intercompany accounts. The intercompany account balances between RCS and the individual operating units are not intended to be settled. Accordingly, the balances are included in equity and all net cash generated from operating, investing and financing activities have been included in the Aiken I Cable Systems' "net (distributions) contributions to/from parent" in the statement of cash flows.


     RCS maintains all debt which is used to fund and manage all of its operations on a centralized basis. Debt, unamortized debt issue costs and related interest expense have not been allocated to the Aiken I Cable Systems.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     REVENUE RECOGNITION

     Cable television service revenue is recognized in the period in which services are provided to customers. Deferred revenue represents revenue billed in advance and deferred until cable service is provided.

     PROPERTY AND EQUIPMENT

     Additions to property and equipment, including new customer installations, are recorded at cost. Self-constructed fixed assets include materials, labor and overhead. Costs of disconnecting and reconnecting cable service are expensed. Expenditures for maintenance and repairs are charged to expense as incurred. Expenditures for major renewals and improvements are capitalized. Gains and losses from disposals and retirements are included in earnings. Capitalized fixed assets are written

AIKEN I CABLE SYSTEMS
(A COMPONENT OF ROBIN CABLE SYSTEMS, L.P.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)
--------------------------------------------------------------------------------

     down to recoverable values whenever recoverability through operations or sale of the systems becomes doubtful.

     Depreciation is computed using the double-declining balance method over the following estimated useful lives:

                                                       YEARS
         Cable television plant                        5 - 10
         Buildings and improvements                      10
         Furniture and fixtures                        3 - 7
         Equipment and other                           3 - 10

     INTANGIBLE ASSETS

     The Aiken I Cable Systems have franchise rights to operate cable television systems in various towns and political subdivisions. Franchise rights are being amortized over the lesser of the remaining franchise lives or the base ten-year term of IP. The remaining lives of the franchises range from one to four years.

     Goodwill represents the excess of acquisition costs over the fair value of net tangible and franchise assets acquired, and liabilities assumed, and is being amortized on a straight-line basis over the base ten-year term of IP.

     Capitalized intangibles are written down to recoverable values whenever recoverability through operations or sale of the systems assets becomes doubtful. The recoverability of the carrying value of intangible assets is reviewed on an annual basis to determine whether the projected cash flows, including projected cash flows from sale of the systems are sufficient to recover the unamortized cost of these assets.

     LONG-LIVED ASSETS AND LONG-LIVED ASSETS TO BE DISPOSED OF

     The Aiken I Cable Systems has adopted Statement of Financial Accounting Standard No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Property and equipment and intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. No impairment losses have been recognized for the years presented.

     INCOME TAXES

     No provision or benefit for income taxes is reported in the accompanying financial statements because the tax effects of the Aiken I Cable Systems' results of operations accrue to the partners of RCS.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

AIKEN I CABLE SYSTEMS
(A COMPONENT OF ROBIN CABLE SYSTEMS, L.P.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)
--------------------------------------------------------------------------------

     DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     The carrying value of receivables, payables, deferred revenue and accrued liabilities approximates fair value due to their short maturity.

     INTERIM FINANCIAL DATA (UNAUDITED)

     The interim financial data for the nine months ended September 30, 1997 and 1996 is unaudited; however, in the opinion of management, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim periods.

3.   INTANGIBLE ASSETS

     Intangible assets consist of the following:

                                                             DECEMBER 31,
                                                       1996              1995
Franchise rights                                      $ 6,503           $ 6,503
Goodwill                                                  976               976
                                                      =======           =======

                                                        7,479             7,479
Accumulated amortization                               (7,117)           (7,011)
                                                      -------           -------

                                                      $   362           $   468
                                                      =======           =======


4.   PROPERTY AND EQUIPMENT

     Property and equipment consist of the following:

                                                             DECEMBER 31,
                                                       1996              1995
Land                                                  $    20           $    20
Cable television plant                                  4,646             4,476
Building and improvements                                  43                43
Furniture and fixtures                                     59                52
Equipment and other                                       230               224
Construction-in-progress                                1,151               572
                                                      -------           -------

                                                        6,149             5,387
Accumulated depreciation                               (3,274)           (2,839)
                                                      -------           -------

                                                      $ 2,875           $ 2,548
                                                      =======           =======

AIKEN I CABLE SYSTEMS
(A COMPONENT OF ROBIN CABLE SYSTEMS, L.P.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)
--------------------------------------------------------------------------------

5.   ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     Accounts payable and accrued liabilities consist of the following:

                                                                 DECEMBER 31,
                                                              1996          1995
                                                              ----          ----
     Accounts payable                                         $ 48          $ 19
     Accrued program costs                                      45            39
     Accrued franchise fees                                     55            58
     Accrued copyright fees                                     48            33
     Accrued payroll costs                                      16            19
     Accrued property and other taxes                          117            92
     Other accrued liabilities                                  74            76
                                                              ----          ----
                                                              $403          $336
                                                              ----          ----


6.   RELATED PARTY TRANSACTIONS

     ICM provides certain management services to RCS (see Note 10 - "Subsequent Events") for a per annum fixed fee, of which 20% per annum is deferred and is payable in each following year. Due to the fixed nature of the fee, changes in the operating units' allocated contributed capital resulting from acquisitions or dispositions within RCS result in changes in the allocation of the fee to constituent operating units, including the Aiken I Cable Systems. The total fixed, annual fee payable by RCS is $863 of which $101, $98 and $68 has been charged to Aiken I Cable Systems.

     InterMedia Management, Inc. ("IMI") is wholly-owned by the managing general partner of ICM (see Note 10 - "Subsequent Events"). IMI entered into an agreement with RCS to provide accounting and administrative services at cost. Under the terms of the agreement, the expenses associated with rendering these services are charged to RCS and other affiliates based upon relative basic subscriber percentages. Management believes this method to be reflective of the actual cost. The costs charged to RCS have been charged to the Aiken I Cable Systems on the same basis. During 1996, 1995 and 1994, related IMI administrative fees charged to the Aiken I Cable Systems totaled $71, $73 and $63, respectively. The accounting and administrative expenses charged are not necessarily indicative of the costs that would have been incurred if the Aiken I Cable Systems had been a separate entity.

     RCS's parent is owned, in part, by Tele-Communications, Inc. ("TCI"). As an affiliate of TCI, RCS is able to purchase programming services from a subsidiary of TCI. Management believes that the overall programming rates made available through this relationship are lower than the Aiken I Cable Systems could obtain separately. The TCI subsidiary is under no obligation to continue to offer such volume rates. Further, such rates are not available to any entity in which TCI does not have a substantial investment. Accordingly, program fees expense recognized is not necessarily indicative

AIKEN I CABLE SYSTEMS
(A COMPONENT OF ROBIN CABLE SYSTEMS, L.P.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)
--------------------------------------------------------------------------------

     of the cost that would have been incurred if the Aiken I Cable Systems had been a separate entity. During 1996, 1995 and 1994, program fees expense includes services purchased from the TCI subsidiary of $338, $321, and $272, respectively. Accounts payable and accrued liabilities include programming fees payable to the TCI subsidiary of $31 and $28 at December 31, 1996 and 1995, respectively.

7.   CABLE TELEVISION REGULATION

     Cable television legislation and regulatory proposals under consideration from time to time by Congress and various federal agencies have in the past, and may in the future, materially affect RCS and the cable television industry.

     The cable industry is currently regulated at the federal and local levels under the Cable Act of 1984, the Cable Act of 1992 ("the 1992 Act"), the Telecommunications Act of 1996 ("the 1996 Act") and regulations issued by the Federal Communications Commission ("FCC") in response to the 1992 Act. FCC regulations govern the determination of rates charged for basic, expanded basic and certain ancillary services, and cover a number of other areas including customer service and technical performance standards, the required transmission of certain local broadcast stations and the requirement to negotiate retransmission consent from major network and certain local television stations. Among other provisions, the 1996 Act will eliminate rate regulation on the expanded basic tier effective March 31, 1999.

     Current regulations issued in conjunction with the 1992 Act empower the FCC and/or local franchise authorities to order reductions of existing rates which exceed the maximum permitted levels and to require refunds measured from the date a complaint is filed in some circumstances or retroactively for up to one year in other circumstances. Management believes it has made a fair interpretation of the 1992 Act and related FCC regulations in determining regulated cable television rates and other fees based on the information currently available. However, complaints have been filed with the FCC on rates for certain franchises and certain local franchise authorities have challenged existing and prior rates. Further complaints and challenges could be forthcoming, some of which could apply to revenue recorded in 1996 and prior years. Management believes, however, that the effect, if any, of these complaints and challenges will not be material to the Aiken I Cable Systems' financial position or results of operations.

     Many aspects of regulation at the federal and local levels are currently the subject of judicial review and administrative proceedings. In addition, the FCC is required to conduct rulemaking proceedings to implement various provisions of the 1996 Act. It is not possible at this time to predict the ultimate outcome of these reviews or proceedings or their effect on the Aiken I Cable Systems.

8.   COMMITMENTS AND CONTINGENCIES

     The Aiken I Cable Systems is committed to provide cable television services under franchise agreements with the State of South Carolina for the remaining terms of the franchises. Franchise fees of up to 3% of gross basic and cable service revenues are payable under these agreements.

AIKEN I CABLE SYSTEMS
(A COMPONENT OF ROBIN CABLE SYSTEMS, L.P.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)
--------------------------------------------------------------------------------

     The 1992 Act and related FCC regulations require that cable television operators obtain permission to retransmit major network and certain local television station signals. RCS has entered into long-term retransmission agreements with all applicable stations in exchange for in-kind and/or other consideration.

     The Aiken I Cable Systems is subject to litigation and other claims in the ordinary course of business. In the opinion of management, the ultimate outcome of any existing litigation or other claims will not have a material adverse effect on the Aiken I Cable Systems' financial position or results of operations.

     RCS has entered into pole rental agreements and leases certain of its facilities and equipment under non-cancelable operating leases. Minimum rental commitments for the next five years and thereafter under non-cancelable operating leases related to the Aiken I Cable Systems are as follows:

          1997                                                 $ 2
          1998                                                   2
          1999                                                   1
          2000                                                   1
          2001                                                   1
          Thereafter                                             -
                                                               ---
                                                               $ 7
                                                               ===


     Rent expense, including operating rentals under cancelable and short-term lease arrangements, for the years ended December 31, 1996, 1995 and 1994 was $13, $8 and $9, respectively.

9.   EMPLOYEE BENEFIT PLANS

     RCS participates in the InterMedia Partners Tax Deferred Savings Plan which covers all full-time employees who have completed at least one year of employment. The plan provides for a base employee contribution of 1% and a maximum of 15% of compensation. RCS's matching contributions under the plan are at the rate of 50% of the employee's contribution, up to a maximum of 3% of compensation. The Aiken I Cable Systems' allocated portion is included in the statement of operations.

10.  SUBSEQUENT EVENTS

     NEW GENERAL PARTNER OF IP

     Effective June 10, 1997, InterMedia Capital Management I, LLC ("ICM-I LLC"), a newly formed limited liability company, became the general partner of IP, and ICM no longer holds an equity interest in IP. ICM-I LLC is owned by IMI, the 95% managing member, and Robert J. Lewis, a 5% member, who is also the sole shareholder of IMI. Also effective June 10, 1997, InterMedia Capital

AIKEN I CABLE SYSTEMS
(A COMPONENT OF ROBIN CABLE SYSTEMS, L.P.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)
--------------------------------------------------------------------------------

     Management, L.P. ("ICM-I"), a newly formed limited partnership, became a 1.1% limited partner in IP, and now provides to RCS the management services that were previously provided by ICM for a per annum fixed fee of $863.

     CHANNEL LAUNCH REVENUE (UNAUDITED)

     During 1997, Aiken I Cable Systems was credited $70 representing its share of payments received by IP from certain programmers to launch and promote their channels. Of the total amount received, the Aiken I Cable Systems has recognized advertising revenue of $17 during the nine months ended September 30, 1997 for advertising provided to promote the new channels. The remaining payments received from the programmers will be amortized over the respective terms of the launch agreements which range between five and ten years.

BENNETSVILLE CABLE SYSTEM
(A COMPONENT OF INTERMEDIA PARTNERS OF CAROLINA, L.P.)
FINANCIAL STATEMENTS
DECEMBER 31, 1996 AND 1995

                         REPORT OF INDEPENDENT ACCOUNTANTS



To The Partners of
InterMedia Partners of Carolina, L.P.

In our opinion, the accompanying balance sheet and the related statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of the Bennetsville Cable System, a component of InterMedia Partners of Carolina, L.P., at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of InterMedia Partners of Carolina, L.P.'s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP

San Francisco, California
October 24, 1997

BENNETSVILLE CABLE SYSTEM
(A COMPONENT OF INTERMEDIA PARTNERS OF CAROLINA, L.P.)

BALANCE SHEET (IN THOUSANDS)
--------------------------------------------------------------------------------

                                            SEPTEMBER 30,      DECEMBER 31,
                                                1997         1996         1995
                                            (UNAUDITED)
ASSETS
Accounts receivable, net of allowance for
  doubtful accounts of $9 (unaudited),
  $1 and $13                                   $  179       $  169       $  156
Receivables from related parties                   --           --            2
Prepaid expenses                                    4           --            7
                                               ------       ------       ------

Total current assets                              183          169          165

Intangible assets, net                          1,035        1,367        1,820
Property and equipment, net                     1,259        1,359        1,595
Other assets                                       --           --           --
                                               ------       ------       ------

Total assets                                   $2,477       $2,895       $3,580
                                               ======       ======       ======

LIABILITIES AND EQUITY
Accounts payable and accrued liabilities       $  211       $  240       $  270
Deferred revenue                                  132          113          118
Payable to related parties                          1           33           --
                                               ------       ------       ------

Total current liabilities                         344          386          388

Non-current liabilities                            60           18           18
                                               ------       ------       ------

Total liabilities                                 404          404          406
                                               ------       ------       ------

Commitments and contingencies (Note 8)


Equity                                          2,073        2,491        3,174
                                               ------       ------       ------

Total liabilities and equity                   $2,477       $2,895       $3,580
                                               ======       ======       ======



                 See accompanying notes to financial statements.

BENNETSVILLE CABLE SYSTEM
(A COMPONENT OF INTERMEDIA PARTNERS OF CAROLINA, L.P.)

STATEMENT OF OPERATIONS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                       FOR THE NINE MONTHS ENDED              FOR THE YEAR ENDED
                                             SEPTEMBER 30,                       DECEMBER 31,
                                          1997          1996          1996          1995          1994
                                         -------       -------       -------       -------       -------
                                               (UNAUDITED)
REVENUES

Basic and cable services                 $   987       $   859       $ 1,142       $ 1,064       $   930
Pay services                                 244           250           332           306           274
Other services                               152           136           180           199           159
                                         -------       -------       -------       -------       -------

                                           1,383         1,245         1,654         1,569         1,363
                                         -------       -------       -------       -------       -------

OPERATING EXPENSES

Program fees                                 334           293           396           340           292
Other direct expenses                        115           145           193           189           215
Depreciation and amortization                566           608           810           938         1,118
Selling, general and administrative
   expenses                                  352           337           447           477           415
Management and consulting fees                76            76           102           102           102
                                         -------       -------       -------       -------       -------

                                           1,443         1,459         1,948         2,046         2,142
                                         -------       -------       -------       -------       -------

Loss from operations                         (60)         (214)         (294)         (477)         (779)
                                         -------       -------       -------       -------       -------


Other expense                                 (5)           (6)          (10)           (9)          (14)
                                         -------       -------       -------       -------       -------

NET LOSS                                 $   (65)      $  (220)      $  (304)      $  (486)      $  (793)
                                         =======       =======       =======       =======       =======



                 See accompanying notes to financial statements.

BENNETSVILLE CABLE SYSTEM
(A COMPONENT OF INTERMEDIA PARTNERS OF CAROLINA, L.P.)

STATEMENT OF CHANGES IN EQUITY (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                         EQUITY
Balance at December 31, 1993                                            $ 5,179
Net loss                                                                   (793)
Net distributions to parent                                                (274)
                                                                        -------

Balance at December 31, 1994                                              4,112
Net loss                                                                   (486)
Net distributions to parent                                                (452)
                                                                        -------

Balance at December 31, 1995                                              3,174
Net loss                                                                   (304)
Net distributions to parent                                                (379)
                                                                        -------

Balance at December 31, 1996                                              2,491
Net loss (unaudited)                                                        (65)
Net distributions to parent (unaudited)                                    (353)
                                                                        -------

Balance at September 30, 1997 (unaudited)                               $ 2,073
                                                                        -------



                 See accompanying notes to financial statements.

BENNETSVILLE CABLE SYSTEM
(A COMPONENT OF INTERMEDIA PARTNERS OF CAROLINA, L.P.)

STATEMENT OF CASH FLOWS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                             FOR THE NINE MONTHS ENDED             FOR THE YEAR ENDED
                                                  SEPTEMBER 30,                       DECEMBER 31,
                                                1997          1996          1996          1995          1994
                                               -------       -------       -------       -------       -------
                                                    (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                    $   (65)      $  (220)      $  (304)      $  (486)      $  (793)
   Adjustments to reconcile net loss
     to cash flows from operating
     activities:
       Depreciation and amortization               566           608           810           938         1,118
       Loss on disposal of fixed
         assets                                     --            --             3             3            12
       Changes in assets and liabilities:
         Accounts receivable                       (10)           (2)          (13)            6           (46)
         Receivables from related parties           --             2             2            (1)           (1)
         Prepaid expenses                           (4)          (10)            7            (1)           --
         Accounts payable and
           accrued liabilities                     (29)          (49)          (30)           64            53
         Deferred revenue                           19            (2)           (5)           (2)           56
         Payables to related parties              (325)            6            33            --           (12)
         Non-current liabilities                    42            (1)           --            (3)           16
                                               -------       -------       -------       -------       -------

     Cash flows from operating activities          487           332           503           518           403
                                               -------       -------       -------       -------       -------

CASH FLOWS USED BY INVESTING ACTIVITIES-
   Purchases of property and equipment            (134)          (81)         (124)          (66)         (129)
                                               -------       -------       -------       -------       -------

CASH FLOWS USED BY FINANCING ACTIVITIES-
   Net distributions to parent                    (353)         (251)         (379)         (452)         (274)
                                               -------       -------       -------       -------       -------

Net change in cash                                  --            --            --            --            --

Cash at beginning of period                         --            --            --            --            --
                                               -------       -------       -------       -------       -------

Cash at end of period                          $    --       $    --       $    --       $    --       $    --
                                               -------       -------       -------       -------       -------



                 See accompanying notes to financial statements.

BENNETSVILLE CABLE SYSTEM
(A COMPONENT OF INTERMEDIA PARTNERS OF CAROLINA, L.P.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)
--------------------------------------------------------------------------------

1.   BASIS OF PRESENTATION

     TRANSACTION

     On August 27, 1997, Robin Cable Systems, L.P. ("RCS") and InterMedia Partners of Carolina, L.P. ("IP of Carolina"), together referred to as the "Partnerships," entered into an Asset Purchase and Sale Agreement (the "Agreement") with Northland Cable Television, Inc. ("NCTV") which provides for the sale of certain of the Partnerships' cable television systems located in South Carolina. The sale is expected to be consummated in early January 1998. The Partnerships are affiliated through common ownership by the Partnerships' parent company InterMedia Partners, a California limited partnership ("IP"). None of the systems, either individually or collectively, comprise a separate legal entity, but rather comprise three distinct operating units within the Partnerships. RCS is selling its cable television systems serving subscribers located in Allendale, Barnwell, Bamberg, Aiken, Edgefield, McCormick, Saluda and Ware Shoals, (the "Aiken Systems"). IP of Carolina is selling its systems serving subscribers in Bennetsville (the "Bennetsville Cable System" or "Bennetsville") and Greenwood (the "Greenwood Cable System").

     NCTV has entered into an assignment agreement (the "Assignment Agreement") with an affiliate, Northland Cable Properties Six Limited Partnership ("NCP Six"). The Assignment Agreement assigns immediately upon the close of the asset purchase described above, certain assets of the Aiken Systems serving subscribers in Allendale, Barnwell and Bamberg (the "Aiken I Cable Systems") and the Bennetsville Cable System to NCP Six. NCTV will retain the remaining assets of the Aiken Systems serving subscribers located in Aiken, Edgefield, McCormick, Saluda and Ware Shoals (the "Aiken II Cable Systems") and the Greenwood Cable System. NCTV and NCP Six require separate financial statements for each of these businesses being acquired. Accordingly, these carve-out financial statements of the Bennetsville Cable System have been prepared.

     CARVE-OUT METHODOLOGY

     The accompanying financial statements represent the results of operations of the business associated with the Bennetsville Cable System and the related assets used and liabilities incurred in the business. Throughout the periods covered, operating statements of the Bennetsville Cable System were separately maintained. However, as the Bennetsville Cable System was not a separate legal entity, these financial statements have been carved-out from the historical accounting records of IP of Carolina. Therefore, the results of operations are not necessarily indicative of the costs and expenses which would have resulted if Bennetsville was a separate legal entity and are not necessarily indicative of future operating results.


     Management and consulting fees primarily represent an allocation of management fees charged by InterMedia Capital Management, a California limited partnership ("ICM"), the former general partner of IP (see Note 10
     - "Subsequent Events"). These fees are charged at a fixed amount pursuant to a management agreement, initially determined by reference to IP's total contributed capital. These fees are allocated based upon the allocated contributed capital of Bennetsville as compared to total contributed capital of all of the IP of Carolina systems. Also, as more fully described in Note 6 "Related Party Transactions," certain administrative services are provided by a related party at cost and are charged to all affiliates based on relative basic subscriber percentages.

BENNETSVILLE CABLE SYSTEM
(A COMPONENT OF INTERMEDIA PARTNERS OF CAROLINA, L.P.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)
--------------------------------------------------------------------------------

     CASH AND INTERCOMPANY ACCOUNTS

     Under IP of Carolina's centralized cash management system, cash requirements of its individual operating units were generally provided directly by IP of Carolina and the cash generated or used by the Bennetsville Cable System was transferred to/from IP of Carolina, as appropriate, through intercompany accounts. The intercompany account balances between IP of Carolina and the individual operating units are not intended to be settled. Accordingly, the balances are included in equity and all net cash generated from operating, investing and financing activities have been included in Bennetsville's "net distributions to parent" in the statement of cash flows.

     IP of Carolina maintains all debt which is used to fund and manage all of its operations on a centralized basis. Debt, unamortized debt issue costs and related interest expense have not been allocated to Bennetsville.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     REVENUE RECOGNITION

     Cable television service revenue is recognized in the period in which services are provided to customers. Deferred revenue represents revenue billed in advance and deferred until cable service is provided.

     PROPERTY AND EQUIPMENT

     Additions to property and equipment, including new customer installations, are recorded at cost. Self-constructed fixed assets include materials, labor and overhead. Costs of disconnecting and reconnecting cable service are expensed. Expenditures for maintenance and repairs are charged to expense as incurred. Expenditures for major renewals and improvements are capitalized. Gains and losses from disposals and retirements are included in earnings. Capitalized fixed assets are written down to recoverable values whenever recoverability through operations or sale of the system assets becomes doubtful.

     Depreciation is computed using the double-declining balance method over the following estimated useful lives:

                                                       YEARS
         Cable television plant                        5 - 10
         Buildings and improvements                     10
         Furniture and fixtures                        3 - 7
         Equipment and other                           3 - 10

     INTANGIBLE ASSETS

     Bennetsville has franchise rights granted to operate cable television systems in various towns and political subdivisions. Franchise rights are being amortized over the lesser of the remaining franchise lives or the base ten-year term of IP. The remaining lives of the franchises range from one to eleven years.

     Capitalized intangibles are written down to recoverable values whenever recoverability through operations or sale of the system assets becomes doubtful. The recoverability of the carrying value of

BENNETSVILLE CABLE SYSTEM
(A COMPONENT OF INTERMEDIA PARTNERS OF CAROLINA, L.P.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)
--------------------------------------------------------------------------------

     intangible assets is reviewed on an annual basis to determine whether the projected cash flows, including projected cash flows from sale of the system assets, are sufficient to recover the unamortized cost of these assets.

     LONG-LIVED ASSETS AND LONG-LIVED ASSETS TO BE DISPOSED OF

     Bennetsville has adopted Statement of Financial Accounting Standard No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Property and equipment and intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. No impairment losses have been recognized for the years presented.

     INCOME TAXES

     No provision or benefit for income taxes is reported in the accompanying financial statements because the tax effects of Bennetsville's results of operations accrue to the partners of IP of Carolina.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     The carrying value of receivables, payables, deferred revenue and accrued liabilities approximates fair value due to their short maturity.

     INTERIM FINANCIAL DATA (UNAUDITED)

     The interim financial data for the nine months ended September 30, 1997 and 1996 is unaudited; however, in the opinion of management, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim periods.

3.   INTANGIBLE ASSETS

     Intangible assets consist of the following:

                                                           DECEMBER 31,
                                                      1996               1995
Franchise fees                                       $   150            $   150
Franchise rights                                       3,162              3,162
                                                     -------            -------

                                                       3,312              3,312
Accumulated amortization                              (1,945)            (1,492)
                                                     -------            -------

                                                     $ 1,367            $ 1,820
                                                     =======            =======

BENNETSVILLE CABLE SYSTEM
(A COMPONENT OF INTERMEDIA PARTNERS OF CAROLINA, L.P.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)
--------------------------------------------------------------------------------

4.   PROPERTY AND EQUIPMENT

     Property and equipment consist of the following:

                                                            DECEMBER 31,
                                                      1996               1995
Cable television plant                               $ 3,396            $ 3,327
Furniture and fixtures                                    26                 25
Equipment and other                                      166                145
Construction-in-progress                                  73                 50
                                                     -------            -------

                                                       3,661              3,547
Accumulated depreciation                              (2,302)            (1,952)
                                                     -------            -------

                                                     $ 1,359            $ 1,595
                                                     =======            =======


5.   ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     Accounts payable and accrued liabilities consist of the following:

                                                                 DECEMBER 31,
                                                             1996           1995
Accrued program costs                                        $ 40           $ 34
Accrued franchise fees                                         55             60
Accrued copyright fees                                         28             21
Accrued property and other taxes                               71             84
Other accrued liabilities                                      46             71
                                                             ----           ----

                                                             $240           $270
                                                             ====           ====


6.   RELATED PARTY TRANSACTIONS

     ICM provides certain management services to IP of Carolina (see Note 10 "Subsequent Events") for a fixed fee of which 20% per annum is deferred and is payable in each following year. The total fixed annual fee payable by IP of Carolina is $930 of which $102 has been charged to Bennetsville, in each of the years ended December 31, 1996, 1995, and 1994.

     InterMedia Management, Inc. ("IMI") is wholly-owned by the managing general partner of ICM (see Note 10 - "Subsequent Events"). IMI has entered into an agreement with IP of Carolina to provide accounting and administrative services at cost. Under the terms of the agreement, the expenses

BENNETSVILLE CABLE SYSTEM
(A COMPONENT OF INTERMEDIA PARTNERS OF CAROLINA, L.P.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)
--------------------------------------------------------------------------------

     associated with rendering these services are charged to IP of Carolina and other affiliates based upon relative basic subscriber percentages. Management believes this method to be reflective of the actual cost. The costs charged to IP of Carolina have been charged to Bennetsville on the same basis. During 1996, 1995 and 1994, related IMI administrative fees charged to Bennetsville totaled $62, $67 and $41, respectively. The accounting and administrative expenses charged are not necessarily indicative of the costs that would have been incurred if Bennetsville had been a separate entity.

     IP of Carolina's parent is owned, in part, by Tele-Communications, Inc. ("TCI"). As an affiliate of TCI, IP of Carolina is able to purchase programming services from a subsidiary of TCI. Management believes that the overall programming rates made available through this relationship are lower than Bennetsville could obtain separately. The TCI subsidiary is under no obligation to continue to offer such volume rates. Further, such rates are not available to an entity in which TCI does not have a substantial investment. Accordingly, program fees expense recognized is not necessarily indicative of the cost that would have been incurred if Bennetsville had been a separate entity. During 1996, 1995 and 1994, program fees expense includes services purchased from the TCI subsidiary of $314, $281, and $258, respectively. Accounts payable and accrued liabilities include programming fees payable to the TCI subsidiary of $27 and $24 at December 31, 1996 and 1995, respectively.

7.   CABLE TELEVISION REGULATION

     Cable television legislation and regulatory proposals under consideration from time to time by Congress and various federal agencies have in the past, and may in the future, materially affect IP of Carolina and the cable television industry.

     The cable industry is currently regulated at the federal and local levels under the Cable Act of 1984, the Cable Act of 1992 ("the 1992 Act"), the Telecommunications Act of 1996 ("the 1996 Act") and regulations issued by the Federal Communications Commission ("FCC") in response to the 1992 Act. FCC regulations govern the determination of rates charged for basic, expanded basic and certain ancillary services, and cover a number of other areas including customer service and technical performance standards, the required transmission of certain local broadcast stations and the requirement to negotiate retransmission consent from major network and certain local television stations. Among other provisions, the 1996 Act will eliminate rate regulation on the expanded basic tier effective March 31, 1999.

     Current regulations issued in conjunction with the 1992 Act empower the FCC and/or local franchise authority to order reductions of existing rates which exceed the maximum permitted levels and to require refunds measured from the date a complaint is filed in some circumstances or retroactively for up to one year in other circumstances. Management believes it has made a fair interpretation of the 1992 Act and related FCC regulations in determining regulated cable television rates and other fees based on the information currently available. However, complaints have been filed with the FCC on rates for certain franchises and certain local franchise authorities have challenged existing and prior rates. Further complaints and challenges could be forthcoming, some of which could apply to revenue recorded in 1996 and prior years. Management believes, however, that the effect, if any,

BENNETSVILLE CABLE SYSTEM
(A COMPONENT OF INTERMEDIA PARTNERS OF CAROLINA, L.P.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)
--------------------------------------------------------------------------------

     of these complaints and challenges will not be material to Bennetsville's financial position or results of operations.

     Many aspects of regulation at the federal and local levels are currently the subject of judicial review and administrative proceedings. In addition, the FCC is required to conduct rulemaking proceedings to implement various provisions of the 1996 Act. It is not possible at this time to predict the ultimate outcome of these reviews or proceedings or their effect on Bennetsville.

8.   COMMITMENTS AND CONTINGENCIES

     Bennetsville is committed to provide cable television services under franchise agreements for the remaining terms of the franchises. Franchise fees of up to 5% of gross basic and cable service revenues are payable under these agreements.

     The 1992 Act and related FCC regulations require that cable television operators obtain permission to retransmit major network and certain local television station signals. IP of Carolina has entered into long-term retransmission agreements with all applicable stations in exchange for in-kind and/or other consideration.

     Bennetsville is subject to litigation and other claims in the ordinary course of business. In the opinion of management, the ultimate outcome of any existing litigation or other claims will not have a material adverse effect on Bennetsville's financial position or results of operations.

     IP of Carolina has entered into pole rental agreements and leases certain of its facilities and equipment under non-cancelable operating leases. Minimum rental commitments for the next five years and thereafter under non-cancelable operating leases related to Bennetsville are as follows:

1997                                                                       $ 9
1998                                                                         9
1999                                                                         9
2000                                                                         9
2001                                                                         8
Thereafter                                                                   4
                                                                           ---
                                                                           $48
                                                                           ===


     Rent expense, including operating rentals under cancelable and short-term lease arrangements, for the years ended December 31, 1996, 1995 and 1994 was $32, $27 and $23, respectively.

9.   EMPLOYEE BENEFIT PLANS

     IP of Carolina participates in the InterMedia Partners Tax Deferred Savings Plan which covers all full-time employees who have completed at least one year of employment. The plan provides for a base employee contribution of 1% and a maximum of 15% of compensation. IP of Carolina's

BENNETSVILLE CABLE SYSTEM
(A COMPONENT OF INTERMEDIA PARTNERS OF CAROLINA, L.P.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)
--------------------------------------------------------------------------------

     matching contributions under the plan are at the rate of 50% of the employee's contribution, up to a maximum of 3% of compensation. Bennetsville's allocated portion is included in the statement of operations.

10.  SUBSEQUENT EVENTS

     NEW GENERAL PARTNER OF IP

     Effective June 10, 1997, InterMedia Capital Management I, LLC ("ICM-I LLC"), a newly formed limited liability company, became the general partner of IP, and ICM no longer holds an equity interest in IP. ICM-I LLC is owned by IMI, the 95% managing member, and Robert J. Lewis, a 5% member, who is also the sole shareholder of IMI. Also effective June 10, 1997, InterMedia Capital Management, L.P. ("ICM-I"), a newly formed limited partnership, became a 1.1% limited partner in IP, and now provides to IP of Carolina the management services that were previously provided by ICM for a per annum fixed fee of $930.

     CHANNEL LAUNCH REVENUE (UNAUDITED)

     During 1997, Bennetsville Cable Systems was credited $54 representing its share of payments received by IP from certain programmers to launch and promote their channels. The payments received from the programmers have been deferred and will be amortized over the respective terms of the launch agreements which range between five and ten years.

                              PRO FORMA UNAUDITED
                              FINANCIAL STATEMENTS


     The Pro Forma Unaudited Statements of Operations data for the nine months ended September 30, 1997 and for the year ended December 31, 1996 give effect to the acquisitions of the Aiken I Cable Systems (a component of Robin Cable Systems,L.P.) and the Bennetsville Cable System (a component of InterMedia Partners of Carolina, L.P.), (collectively the "Acquisition Systems") as if they had occurred on the first day of such periods. The Pro Forma Unaudited Balance Sheet data as of September 30, 1997 give effect to the acquisitions as if they had occurred on that date. The pro forma information is based upon (i) the Company's and (ii) the Acquisition Systems' Statements of Operations for the year ended December 31, 1996 and for the nine months ended September 30, 1997, and the Company's and the Acquisition System's Balance Sheets as of September 30, 1997, after giving effect to the acquisitions under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the Pro Forma Unaudited Financial Statements.


     The Pro Forma Unaudited Financial Statements are intended for informational purposes only and are not necessarily indicative of the future financial position or future results of operations of the combined company that would have been realized had the acquisitions occurred as of the dates or for the periods presented.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                  PRO FORMA UNAUDITED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                               AIKEN I  BENNETSVILLE
                                                CABLE      CABLE     PRO FORMA        PRO FORMA
                                COMPANY        SYSTEMS    SYSTEM    ADJUSTMENTS        COMBINED
                                -------        -------    -------   -----------       ---------
                                                     (DOLLARS IN THOUSANDS)
Service revenues.............   $ 7,205        $1,870      $1,383      $  --          $ 10,458
Operating expenses:
  Operating..................     2,374           500         449         --             3,323
  General and
    administrative...........     1,332           461         352         --             2,145
  Management fees............       432            76          76         43 (a)           627
  Depreciation and
    amortization.............     1,549           345         566        668 (b)         3,128
                                -------       -------      ------      -----           -------
    Total operating
      expenses...............     5,687         1,382       1,443        711             9,223
                                -------       -------      ------      -----           -------
Income (loss) from operations.    1,518           488         (60)      (711)            1,235
  Interest expense...........      (631)           --                 (1,274)(c)        (1,905)

  Other income (expense),
    net......................         8             1          (5)        --                 4
                                -------       -------      ------      ------          -------
Net income (loss)............   $   895       $   489      $  (65)    $(1,985)         $  (666)
                                =======       =======      ======      ======          =======

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP
                       PRO FORMA UNAUDITED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997





                                                    AIKEN I        BENNETSVILLE
                                                     CABLE            CABLE         PRO FORMA         PRO FORMA
                                      COMPANY       SYSTEMS           SYSTEM       ADJUSTMENTS        COMBINED
                                      -------    --------------    ------------    -----------        ----------
                                                           (DOLLARS IN THOUSANDS)
Cash...............................   $   130       $    --          $    --       $  21,234 (c)      $    305
                                                                                     (21,059)(d)
Accounts receivable................       192            123             179              --               494
Prepaids and other.................        71              4               4              (8)(d)            71
                                      -------       --------         -------        --------          --------
    Total current assets...........       393            127             183             167               870
Property and equipment, net........     6,075          3,286           1,259           2,387 (d)        13,007
Intangibles, net...................     5,729            284           1,035          12,703 (d)        19,751
Other assets.......................        --              3              --              (3)(d)            --
                                      -------       --------         -------        --------          --------
    Total assets...................   $12,197       $  3,700         $ 2,477        $ 15,254          $ 33,628
                                      =======       ========         =======        ========          ========
Accounts payable and other current
  liabilities......................   $   859       $    334         $   211        $   (545)(d)      $    859
Subscriber prepayments.............       283             65             132              --               480
Due to affiliates..................       135              2               1              (3)(d)           135
Current portion of notes payable...     2,750             --              --          (2,750)(c)            --
                                      -------       --------         -------        --------          --------
    Total current liabilities......     4,027            401             344          (3,298)            1,474
Notes payable......................     7,389             --              --          23,984 (c)        31,373
Other..............................        --             44              60            (104)(d)            --
                                      -------       --------         -------        --------          --------
    Total liabilities..............    11,416            445             404          20,582            32,847
Equity (deficit)...................       781          3,255           2,073          (5,328)(d)           781
                                      -------       --------         -------        --------          --------
    Total liabilities and
      equity.......................   $12,197       $  3,700         $ 2,477        $ 15,254          $ 33,628
                                      =======       ========         =======        ========          ========

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                  PRO FORMA UNAUDITED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



                                                    AIKEN I    BENNETSVILLE
                                                     CABLE       CABLE         PRO FORMA      PRO FORMA
                                      COMPANY       SYSTEMS      SYSTEM       ADJUSTMENTS     COMBINED
                                    -----------    --------    ------------   -----------     ---------
                                                        (DOLLARS IN THOUSANDS)
Service revenues..................    $ 9,263        $2,356       $1,654        $   --         $13,273
Operating expenses:
  Operating.......................      2,922           651          589            --           4,162
  General and
    administrative................      1,694           601          447            --           2,742
  Management fees.................        556           101          102            37 (e)         796
  Depreciation and
    amortization..................      2,712           559          810           736 (f)       4,817
                                      -------        ------       ------       -------         -------
  Total operating
    expenses......................      7,884         1,912        1,948           773          12,517
                                      -------        ------       ------       -------         -------
Income (loss) from
  operations......................      1,379           444         (294)         (773)            756
  Interest expense................     (1,010)           --           --        (1,699)(g)      (2,709)
  Other income
    (expenses), net...............         12           (13)         (10)           --             (11)
                                      -------        ------       ------       -------         -------
Net income (loss).................    $   381        $  431       $ (304)      $(2,472)        $(1,964)
                                      =======        ======       ======       =======         =======

             NOTES TO THE PRO FORMA UNAUDITED FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)

     (a) To eliminate historical management fees of the Acquisition Systems and record management fees based on the Company's Management Agreement of 6.0% of gross revenues.

     (b) To eliminate the Acquisition Systems' historical depreciation and amortization expense and record expense, for the nine months ended September 30, 1997, based upon the allocation of purchase price to various categories of assets using methods and terms consistent with those utilized by the Company. Adjustments for the Acquisition Systems are as follows:


                                    ELIMINATE     RECORD
                                    ---------    --------
      Aiken I Cable Systems         $345          $  874
      Bennetsville Cable System      566             705
                                    ----          ------
                                    $911          $1,579
                                    ====          ======


     (c) To record borrowings under the Senior Credit Facility of $21,234 in connection with the Acquisition and the related interest expense.

     (d) To record the cost of the Acquisition Systems totaling $20,500, including step-ups in historical property and equipment basis to $6,932, and franchise and other intangible costs to $13,568, based upon the Company's allocation of purchase price and loan fees of $454. Net accounts receivable over subscriber prepayments are assumed to be acquired for an additional $105. The Acquisition Systems' historical basis in assets acquired or liabilities assumed are eliminated including prepaids and other assets, accounts payable and other liabilities, due to affiliates and equity.

     (e) To eliminate historical management fees of the Acquisition Systems and record management fees based on the Company's Management Agreement of 6.0% of gross revenues.

     (f) To eliminate the Acquisition Systems' historical depreciation and amortization expense and record expense for 1996 based upon the allocation of purchase price to various categories of assets using methods and terms consistent with those utilized by the Company. Adjustments for the Acquisition Systems are as follows:


                                  ELIMINATE     RECORD
                                  ---------     -------
      Aiken I Cable Systems        $  559       $1,165
      Bennetsville Cable System       810          940
                                   ------       ------
                                   $1,369       $2,105
                                   ======       ======



     (g) To record interest on borrowings under the Senior Credit Facility of $21,234 in connection with the Acquisitions.